ForeRetirement II Variable Annuity

Supplement Dated August 7, 2018 to your

Prospectus dated May 1, 2018

BlackRock High Yield V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Effective on or about September 17, 2018, the BlackRock High Yield V.I. Fund and the BlackRock U.S. Government Bond V.I. Fund will be reorganized from BlackRock Variable Series Funds, Inc. to BlackRock Variable Series Funds II, Inc.

The information under BlackRock Variable Series Funds, Inc. in Appendix C – Fund Data of your prospectus is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund — Class III	Seeks long-term growth of capital.	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund — Class III	Seeks long-term total return and current income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund — Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund — Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund — Class III	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC
BlackRock U.S. Government Bond V.I. Fund — Class III	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC

This Supplement Should Be Retained For Future Reference.

FRII-091718-TST